SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report: July 10, 2002
(date of earliest event reported)

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-65554 (Commission File Number)	13-3460894 (I.R.S. Employer Identification Number)

Eleven Madison Avenue
New York, New York 10010
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Orrick, Herrington & Sutcliffe LLP, counsel to the Registrant, in connection with the proposed issuance of securities pursuant to registration statement No. 333-65554.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

     5.1 Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of Securities

     8.1 Opinion of Orrick, Herrington & Sutcliffe LLP regarding tax matters

     23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP. By: /s/ Helaine Hebble Name: Helaine Hebble Title: Vice President

Date: July 10, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of Certificates
8.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding tax matters
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)